UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 15, 2003
                                                  --------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
              (Exact Name of registrant specified in its charter) (Originator of the Chase Credit Card Master Trust)



       United States                333-103210               22-2382028
       -------------                ----------               ----------
      (State or other            (Commission File         (I.R.S. employer
      Jurisdiction of                 Number)            Identification No.)
      Incorporation)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 575-5000.

Item 5.   Other Events

          On April 15, 2003, the Underwriting Agreement, dated as of April 8, 2003 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI"), as representative of the several Underwriters, was executed and delivered by the respective parties thereto. On April 15, 2003, the Series 2003-2 Supplement, dated as of April 15, 2003, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On April 15, 2003, the Indenture, dated as of April 15, 2003 (the "Indenture"), between Chase Credit Card Owner Trust 2003-2 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On April 15, 2003, the Trust Agreement, dated as of April 15, 2003 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On April 15, 2003, the Deposit and Administration Agreement, dated as of April 15, 2003 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          1.3 Underwriting Agreement, dated as of April 15, 2003, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI, as representative of the several Underwriters.

          4.8 Series 2003-2 Supplement, dated as of April 15, 2003 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as

                  Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of April 15, 2003 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of April 15, 2003 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of April 15, 2003 between Chase USA, as Depositor and
                  Administrator, and the Trust, as Issuer.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE MANHATTAN BANK USA,
                                          NATIONAL ASSOCIATION



                                          By: /s/ Patricia M. Garvey
                                              ______________________
                                          Name:   Patricia M. Garvey
                                          Title:  Vice President



Date: April 25, 2003

                               INDEX TO EXHIBITS
                               -----------------



Exhibit                Exhibit                               Sequentially
Number                                                       Numbered Pages
-------------------    ----------------------------------    ------------------

1.3                    Underwriting Agreement, dated
                       April 8, 2003 among Chase USA,
                       as Transferor, JPMCB, as Servicer,
                       and JPMSI, as representative
                       of the several Underwriters.

4.8                    Series 2003-2 Supplement, dated
                       as of April 15, 2003, to the Third
                       Amended and Restated Pooling and
                       Servicing Agreement, as amended by
                       the First Amendment thereto dated
                       as of March 31, 2001, among Chase
                       USA, as Transferor on and after
                       June 1, 1996, JPMCB, as Transferor
                       prior to June 1, 1996 and as
                       Servicer, and the Trustee.

4.9                    Indenture, dated as of April 15,
                       2003 between the Trust and The
                       Bank of New York, as Indenture
                       Trustee.

4.10                   Trust Agreement, dated as of
                       April 15, 2003 between the
                       Depositor and Wilmington Trust
                       Company, as Owner Trustee.

4.11                   Deposit and Administration
                       Agreement, dated as of April 15,
                       2003 between Chase USA, as
                       Depositor and Administrator, and
                       the Trust, as Issuer.